UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 – April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL

PMM

Putnam Managed Municipal Income Trust

Semiannual report 4|30|14

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Summary of dividend reinvestment plans	15

Financial statements	17

Shareholder meeting results	47

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

As always, thank you for investing with Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. The bonds are often backed by the issuing entity or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How closed-end funds differ from open-end funds

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

4	Managed Municipal Income Trust

Interview with your fund’s portfolio manager

Paul, how would you characterize the market environment for municipal bonds for the six months ended April 30, 2014?

Municipal bonds enjoyed solid performance for the reporting period, supported by low supply, strong demand, and generally falling interest rates. However, there was some month-to-month volatility stemming from headline and interest-rate fears. The asset class slightly lost ground in November and December as questions about the Federal Reserve’s monetary policy and isolated credit situations — most notably Detroit’s bankruptcy and Puerto Rico’s credit challenges — distracted investors from what we believe are improving underlying fundamentals in the asset class. The municipal markets reversed course in January, posting a gain of almost 2% for the month, as measured by the Barclays Municipal Bond Index. This strong monthly return was sparked by a rise in interest rates, as investors moved to a risk-off mode around fears surrounding weaker-than-anticipated economic data and developing stress in emerging markets.

In February, with the U.S. debt ceiling debate settled until March 2015, the environment for the credit markets continued to improve. For the balance of the period, municipal bonds continued to post positive returns as broader economic data started to pick up and market technicals [supply/demand factors] helped to support prices.

This comparison shows your fund’s performance in the context of broad market indexes for the 6 months ended 4/30/14. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Managed Municipal Income Trust	5

What contributed to the improving technicals in the municipal market during the later part of the period?

Municipal bond issuance, which has been trending down in recent years, continued at a modest pace, and this was beneficial for municipal bond prices. The modest level of new supply has not kept pace with the solid demand from traditional tax-sensitive retail investors as well as from crossover taxable buyers drawn to the competitive yields and attractive relative value offered by this asset class. Meanwhile, inflows to tax-free mutual funds, an important measure of demand, turned slightly positive in the first quarter of 2014 — primarily in tax-free high-yield bond funds. All told, with interest rates still low and fundamental credit quality improving, there has been greater investor appetite for the yields offered by municipal bonds further out on the maturity spectrum as well as for those in the lower-rated, higher-yielding sectors.

How did the fund perform in this environment?

For the six months ended April 30, 2014, Putnam Managed Municipal Income Trust outperformed its benchmark, the Barclays Municipal Bond Index, but lagged the average return of its Lipper peer group.

What are your key investment themes?

Our defensive strategies remain in place, since we expect continued pressure on interest rates over the longer term as the Fed unwinds its economic stimulus program and investors

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/14. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6	Managed Municipal Income Trust

adjust their expectations about the central bank’s monetary policy.

Ten-year U.S. Treasury yields were especially volatile in January 2014, initially falling from a high of 3.03% to a low of 2.58% before trading in a fairly narrow range for the remainder of the first quarter. The release of some weaker-than-expected economic data, coupled with the Fed’s announcement that it would taper bond purchases by an additional $10 billion per month in February fueled concern over the pace of economic growth in the United States. Higher-risk assets sold off as investors moved into safe-haven U.S. Treasuries. Comments by Fed Chair Janet Yellen following the central bank’s March meeting seemed to come as somewhat of a surprise to the market, as she implied that interest-rate hikes could begin as early as the first quarter of 2015 if the pace of tapering bond purchases continues on its current path. However, those fears generally had eased by the end of the period.

Amid this volatility, we kept the fund’s duration positioning, or interest-rate sensitivity, below that of its Lipper peer group. This included maintaining a slightly higher cash position in the portfolio to help shelter it from price pressures in an interest-rate

Top ten state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/14. Investments in Puerto Rico represented 0.5% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Managed Municipal Income Trust	7

environment that might be trending higher. We believe carrying slightly higher-than-average cash balances affords the fund greater flexibility to purchase attractively valued bonds even in a rising-rate environment. We continued to emphasize essential service revenue bonds, which are typically issued by state and local government entities to finance specific revenue-generating projects. While we believe that conditions are improving at the state and local levels — and we were vigilant for investment opportunities — we continued to underweight local G.O. [general obligation] bonds. These securities rely on the taxing power of the issuer and the health of the local economy to make payments on these bonds.

What did this cautious undertone mean for the fund’s positioning at the security level?

We have maintained an overweight exposure relative to the benchmark to municipal bonds rated A and Baa. In terms of sectors, relative to the fund’s Lipper peer universe, we favored transportation, higher education, utility, industrial, and continuing-care retirement community bonds. This credit positioning contributed to the fund’s performance. The fund’s underweight exposure to Puerto Rico bonds dampened results, as did its shorter-duration interest-rate positioning, which detracted from returns relative to its Lipper peer group as interest rates moved lower during the final months of the period.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Managed Municipal Income Trust

How does the fund use leverage, and why?

Leverage generally involves borrowing funds or raising additional capital [e.g., by issuing debt securities or preferred stock] and investing the proceeds with the expectation of producing a return that exceeds the cost of borrowing or of the additional capital. Unlike open-end funds, closed-end funds, such as your fund, are permitted to engage in leverage by raising additional capital. Preferred share leverage is your fund’s primary source of leverage. We also use tender option bonds as a supplemental source of leverage. Importantly, the purpose of leverage is to seek to enhance returns for the fund’s common shareholders. Leverage generally offers opportunities for increased investment yield and also amplifies common shareholders’ exposure to the effects of gains and losses in the fund’s investment portfolio.

Are there risks associated with the use of leverage?

We believe common shareholders generally have been well served by the fund’s use of leverage in recent years. However, the use of leverage presents certain risks for common shareholders. Because, as noted previously, leverage amplifies gains and losses, the net asset value of the common shares and the returns earned by common shareholders are generally more volatile in a leveraged fund than in a fund that does not use leverage. In addition, if the borrowing costs [which are typically based on short-term interest rates] associated with leverage rise, the costs of leverage will increase, most likely reducing the returns earned by common shareholders. We consider these risks regularly and may adjust the fund’s investment exposures, taking into account leverage and other factors, as appropriate under market conditions.

What is your near-term outlook for the municipal bond market?

Despite the strong start for municipal bonds in 2014, we remain cautious and believe that there could be some volatility surrounding supply/demand factors and interest rates in the coming months. Tax-exempt municipal fund outflows for 2013 topped $60 billion [Source: JPMorgan] — the most in 20 years — and put downward pressure on prices. Although we have seen fund flows improve and some direct retail buyers come into the market to help support prices, municipal bonds still remain vulnerable to potentially higher interest rates, in our opinion.

The credit outlook of municipal bonds appears solid, in our opinion, especially since we expect the U.S. growth to improve. With regard to tax policy, we think comprehensive tax reform is unlikely at least until after the 2014 mid-term elections. Over the longer term, we believe federal deficits and pressures around entitlement programs will likely contribute to the ongoing debate for broader tax reform, which could affect the value of municipal bonds.

We will continue to position the portfolio for modest upticks in the overall interest-rate environment, avoiding the more interest-rate-sensitive sectors of the municipal bond market to make the most of less-than-favorable market conditions. Our efforts remain focused on the pursuit of steady income, the minimizing of volatility, and a competitive total return for the funds.

Thank you, Paul, for your time and insights today.

Managed Municipal Income Trust	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

IN THE NEWS

An anticipated boom in capital spending by U.S. businesses may provide the nation’s economy with a much-needed boost in 2014. Capital expenditures this year are expected to increase by 10.3% among manufacturing companies and 10.8% among non-manufacturers, according to a recent forecast by the Business Survey Committee of the Institute for Supply Management (ISM). A rise in business investment — upgrading factories and industrial buildings, as well as buying new equipment and machinery — could provide a major catalyst to economic and corporate earnings growth. Since the 2008 financial crisis, most companies with extra cash have deployed it to repair balance sheets or have returned it to shareholders through stock buybacks or higher dividends. Today, some investors would rather see companies devote that capital to expand their operations.

10	Managed Municipal Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/14

				Lipper High Yield
				Municipal Debt
			Barclays Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
(life of fund) (2/24/89)	6.53%	5.99%	6.26%	5.78%

10 years	75.65	96.22	60.22	86.40
Annual average	5.79	6.97	4.83	6.39

5 years	74.07	75.16	30.97	82.96
Annual average	11.72	11.86	5.54	12.77

3 years	31.68	25.80	17.72	36.48
Annual average	9.61	7.95	5.59	10.89

1 year	0.53	–3.93	0.50	0.09

6 months	7.55	10.20	4.08	7.77

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/14, there were 11, 11, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance is shown net of expenses.

Managed Municipal Income Trust	11

Fund price and distribution information For the six-month period ended 4/30/14

Distributions — common shares

Number	6

Income [1]	$0.2334

Capital gains [2]	—

Total	$0.2334

	Series A	Series C
Distributions — preferred shares	(245 shares)	(1,980 shares)

Income [1]	$50.62	$26.09

Capital gains [2]	—	—

Total	$50.62	$26.09

Share value — common shares	NAV	Market price

10/31/13	$7.34	$6.70

4/30/14	7.65	7.14

Current rate (end of period)

Current dividend rate [3]	6.10%	6.54%

Taxable equivalent [4]	10.78	11.55

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 43.40% federal tax rate for 2014. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	NAV	Market price

Annual average
(life of fund)	6.48%	5.87%

10 years	67.91	74.50
Annual average	5.32	5.73

5 years	77.50	79.09
Annual average	12.16	12.36

3 years	31.24	22.38
Annual average	9.49	6.96

1 year	–0.32	–5.57

6 months	6.46	5.26

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust	13

Other information for shareholders

Important notice regarding share repurchase program

In September 2013, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2013, up to 10% of the fund’s common shares outstanding as of October 7, 2013.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Managed Municipal Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent

Managed Municipal Income Trust	15

distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16	Managed Municipal Income Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust	17

The fund’s portfolio 4/30/14 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities
Association Collateralized	that carry coupons that reset and are payable upon
FRB Floating Rate Bonds: the rate shown	demand either daily, weekly or monthly. The rate
is the current interest rate at the close of the	shown is the current interest rate at the close of the
reporting period	reporting period.

MUNICIPAL BONDS AND NOTES (128.4%)*	Rating**	Principal amount	Value

Alabama (1.7%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	A+	$1,500,000	$1,518,750

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	1,100,000	1,182,620

Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6 1/2s, 10/1/53	BBB–	1,500,000	1,615,200
zero %, 10/1/46	BBB–	3,250,000	1,793,123

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,000,000	1,101,100

			7,210,793
Arizona (4.4%)
Apache Cnty., Indl. Dev. Auth. Poll. Control
Rev. Bonds (Tucson Elec. Pwr. Co.), Ser. A,
4 1/2s, 3/1/30	Baa1	1,750,000	1,786,943

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	1,800,000	1,755,846
7 1/4s, 12/1/19	BB–/P	1,000,000	973,400

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa1	2,000,000	2,068,020

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa1	2,200,000	2,471,370

Navajo Cnty., Poll. Control Corp. Mandatory
Put Bonds (6/1/16) (AZ Pub. Svc. Co.), Ser. E,
5 3/4s, 6/1/34	A3	1,950,000	2,123,881

Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6s, 7/1/32	BB/F	200,000	200,904
(Choice Academies, Inc.), 5 5/8s, 9/1/42	BB+	315,000	281,808
(Choice Academies, Inc.), 5 3/8s, 9/1/32	BB+	675,000	624,193
(Choice Academies, Inc.), 4 7/8s, 9/1/22	BB+	905,000	887,063

Pima Cnty., Indl. Dev. Auth. Rev. Bonds (Horizon
Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	1,101,491

18	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds
5 1/2s, 12/1/29	A–	$2,000,000	$2,304,860
5s, 12/1/32	A–	570,000	626,829

Tempe, Indl. Dev. Auth. Rev. Bonds (Friendship
Village), Ser. A, 6 1/4s, 12/1/42	BB–/P	1,000,000	1,035,250

Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds
(Agribusiness & Equine Ctr.), 5s, 3/1/32	BB+	1,000,000	899,450

			19,141,308
Arkansas (0.2%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BB+/P	840,000	868,535

Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	75,000	75,140

			943,675
California (14.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmntys.), 6s, 7/1/31	BBB+/F	660,000	722,060
(O’Connor Woods), 5s, 1/1/33	A	600,000	633,354

CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	500,000	500,600

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa1	1,105,000	1,116,127

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/8s, 6/1/30	Baa2	1,000,000	1,101,070
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,116,740

CA Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5s, 11/21/45	Baa3	2,000,000	1,962,580
(Pacific Gas & Electric Corp.), Class D, FGIC,
4 3/4s, 12/1/23	A3	2,500,000	2,653,875

CA Poll. Control Fin. Auth. Solid Waste Disp.
FRB (Waste Management, Inc.), Ser. C,
5 1/8s, 11/1/23	A–	2,150,000	2,247,202

CA Poll. Control Fin. Auth. Solid Waste Disp. 144A
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	A–	1,760,000	1,815,333

CA School Fin. Auth. Rev. Bonds (2023 Union,
LLC), Ser. A, 6s, 7/1/33	BBB–	465,000	486,957

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	6,085,400
5s, 4/1/42	A1	2,000,000	2,142,740

CA State Muni. Fin. Auth. Charter School
Rev. Bonds (Partnerships Uplift Cmnty.),
Ser. A, 5s, 8/1/32	BB+	665,000	596,572

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,250,000	1,348,575
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,205,560

CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB+	980,000	982,313

Managed Municipal Income Trust	19

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6s, 10/1/47	BB/P	$1,000,000	$997,070
(American Baptist Homes West),
5 3/4s, 10/1/25	BBB	3,000,000	3,228,660
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,000,000	1,036,350
(U. CA Irvine E. Campus Apts. Phase 1),
5 1/8s, 5/15/31	Baa2	2,250,000	2,346,278

Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	1,005,000	1,002,327
5s, 9/2/30	BB+/P	245,000	245,061

Corona-Norco, School Dist. Pub. Fin. Auth. Special
Tax Bonds (Sr. Lien), Ser. A, 5s, 9/1/28	BBB+	380,000	404,434

Foothill/Eastern Corridor Agcy. Rev. Bonds,
Ser. A, 6s, 1/15/53	BBB–	1,500,000	1,611,615

Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.3s, 6/1/37	B3	2,000,000	1,565,980
(Enhanced Asset), Ser. A, 5s, 6/1/30	A2	500,000	537,320
(Enhanced Asset), Ser. A, 5s, 6/1/29	A2	1,125,000	1,222,346

Irvine Pub. Fac. & Infrastructure Auth. Special
Assmt. Bonds, Ser. A, 4 1/4s, 9/2/24	BBB+	500,000	503,735

Irvine, Impt. Board Act of 1915 Special Assmt.
Bonds, 5s, 9/2/25	BBB+	830,000	911,025

Los Angeles, Dept. of Arpt. Rev. Bonds (Los
Angeles Intl. Arpt.), 5s, 5/15/30	AA	1,000,000	1,108,710

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 4 1/2s, 1/1/27	A	400,000	410,668

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	976,110

Oakland, Unified School Dist. Alameda
Cnty., G.O. Bonds
(Election of 2012), 6 5/8s, 8/1/38	BBB/P	800,000	939,032
(Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	500,000	545,935

Poway, Unified School Dist. Pub. Fin. Auth. Special
Tax Bonds, 5s, 9/15/32	BBB	500,000	511,225

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds (Sunridge Anatolia), Ser. 03-1, 5s, 9/1/37	BB+/P	350,000	350,305

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds, Ser. A, 5s, 5/1/30	A1	600,000	654,822

San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds
(No. 6 Mission Bay Pub. Impts.), Ser. C,
zero %, 8/1/43	BB+/P	2,000,000	346,140
(Mission Bay), Ser. C, zero %, 8/1/38	BB+/P	2,000,000	477,700

20	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

California cont.
San Francisco, City & Cnty. Redev. Fin. Auth.
Tax Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB+	$250,000	$271,010

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax Rev.
Bonds (Impt. Area No. 1), Ser. A, 5 1/4s, 9/1/26
(Prerefunded 9/1/21)	BBB+	1,630,000	1,736,830

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	836,177

Univ. of CA Rev. Bonds, Ser. AF, 5s, 5/15/36 T	AA	7,000,000	7,749,560

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	250,000	265,795

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	393,581

			60,902,859
Colorado (3.5%)
CO Pub. Hwy. Auth. Rev. Bonds (E-470), Ser. C,
5 3/8s, 9/1/26	Baa2	500,000	544,740

CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	840,416
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB/F	300,000	320,145
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38
(Prerefunded 6/1/14)	A3	2,045,000	2,053,814
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB–/P	1,925,000	1,974,781
(Evangelical Lutheran Good Samaritan Society),
5 5/8s, 6/1/43	A3	250,000	265,963
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,495,000	3,529,950
(Covenant Retirement Cmnty.), Ser. A,
5s, 12/1/33	BBB–	900,000	902,700
(Evangelical Lutheran Good Samaritan Society),
5s, 12/1/33	A3	1,100,000	1,130,844

E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	AA–	1,000,000	1,043,810

Plaza, Tax Assoc. Bonds (Metro. Dist. No. 1),
5s, 12/1/40	BB/P	1,650,000	1,614,326

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	799,740

			15,021,229
Connecticut (0.2%)
Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	B–/P	1,000,000	1,031,390

			1,031,390
Delaware (0.7%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	Baa1	500,000	541,150
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,642,770

			3,183,920

Managed Municipal Income Trust	21

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

District of Columbia (1.8%)
DC Rev. Bonds
(Howard U.), Ser. A, 6 1/2s, 10/1/41	Baa1	$2,500,000	$2,762,624
(Howard U.), Ser. A, 6 1/4s, 10/1/32	Baa1	1,000,000	1,102,840
(Kipp Charter School), 6s, 7/1/33	BBB+	1,000,000	1,123,450

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B/F	7,500,000	889,725

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	10,000,000	2,056,600

			7,935,239
Florida (4.9%)
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds (Sr. Lien), Ser. A-1, 4 1/8s, 5/1/31	A–	500,000	456,740

Escambia Cnty., Env. Impt. Rev. Bonds (Intl. Paper
Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	2,000,600

Fishhawk, CCD IV Special Assmt. Bonds,
7 1/4s, 5/1/43	B/P	400,000	414,400

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, GNMA Coll.,
FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	260,000	270,769

Florida State Higher Edl. Fac. Rev. Bonds (U.
of Tampa), Ser. A, 5s, 4/1/32	BBB+	600,000	616,931

Greater Orlando Aviation Auth. Rev. Bonds
(JetBlue Airways Corp.), 5s, 11/15/36	B/P	1,000,000	939,540

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	CCC/P	345,000	300,581

Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (FL Proton Therapy Inst.),
Ser. A, 6s, 9/1/17	BB–/P	450,000	485,996

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	2,450,000	2,358,664

Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	840,000	859,034

Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Shell Pt./Alliance Oblig. Group),
5 1/8s, 11/15/36	BB+	1,075,000	1,074,269
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB+	1,500,000	1,538,490

Martin Cnty., Rev. Bonds (Indiantown
Cogeneration), 4.2s, 12/15/25	Ba1	500,000	487,500

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), 5s, 11/15/29	Baa2	1,000,000	1,039,380

Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds (Garage), Ser. A, 5s, 5/1/29 ##	BB–/P	570,000	577,826

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	2,092,440

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B/P	890,000	577,726

South Lake Hosp. Dist. Rev. Bonds (South Lake
Hosp.), Ser. A, 6s, 4/1/29	Baa1	1,000,000	1,098,050

Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.4s, 5/1/37	CCC/P	830,000	808,154

22	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Florida cont.
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), 5s, 5/1/33	BB–/P	$500,000	$465,135

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B–/P	915,000	848,461

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Phase II), 6 1/8s, 5/1/39	BB/P	425,000	463,463

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Bonds, 5s, 5/1/22	B+/P	520,000	540,467

Village Community Development District No.
10 Special Assmt. Bonds, 5 3/4s, 5/1/31	BB/P	800,000	817,440

			21,132,056
Georgia (3.2%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	Aa3	2,500,000	2,898,775

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	B+	3,000,000	3,651,150

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18
(Escrowed to maturity)	AA+	1,325,000	1,497,541

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	600,000	604,290

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30	Baa2	750,000	793,815
Ser. A, 5 1/4s, 10/1/27	Baa2	1,000,000	1,078,070
Ser. A, 5s, 10/1/32	Baa2	1,000,000	1,027,350

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	799,211

Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life U.,
Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	1,070,000	1,093,572

Rockdale Cnty., Dev. Auth. Rev. Bonds (Visy
Paper), Ser. A, 6 1/8s, 1/1/34	BB/P	600,000	609,600

			14,053,374
Guam (—%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5s, 10/1/34	BBB	200,000	207,920

			207,920
Hawaii (1.2%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B2	1,010,000	1,012,707

HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	452,332
(Hawaiian Elec. Co. — Subsidiary),
6 1/2s, 7/1/39	Baa1	3,000,000	3,334,290
(Kahala Nui), 5 1/8s, 11/15/32	BBB–/F	400,000	416,100

			5,215,429
Illinois (4.9%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	A+	2,000,000	2,030,360

Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	1,624,000	1,641,880

Managed Municipal Income Trust	23

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Illinois cont.
Chicago, O’Hare Intl. Arpt. Rev. Bonds,
Ser. C, 5s, 1/1/26	A2	$2,595,000	$2,808,802

Cicero, G.O. Bonds, Ser. A, AGM, 5s, 1/1/20	AA	1,250,000	1,414,525

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	B/P	350,000	350,228
5.4s, 3/1/16	B/P	78,000	80,048

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	1,500,000	1,821,600
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,000,000	2,205,740
(IL Rush U. Med. Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,198,905
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	B3	1,500,000	1,511,415
(Three Crowns Pk. Plaza), Ser. A,
5 7/8s, 2/15/26	B+/P	1,000,000	1,014,960
(Landing At Plymouth Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	610,068
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	A–	1,575,000	1,604,562

IL Hlth. Fac. Auth. Rev. Bonds (Cmnty. Rehab.
Providers Fac.), Ser. A, 7 7/8s, 7/1/20	CCC/P	95,494	69,853

IL State G.O. Bonds
5s, 3/1/34	A3	750,000	787,058
5s, 8/1/21	A3	750,000	860,580

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	1,050,000	1,218,872

			21,229,456
Indiana (2.4%)
IN State Fin. Auth. Rev. Bonds (OH Valley Elec.
Corp.), Ser. A, 5s, 6/1/32	Baa3	750,000	755,422

IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler
U.), Ser. B
5s, 2/1/32	BBB+	1,000,000	1,034,280
5s, 2/1/29	BBB+	500,000	534,685

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	3,500,000	3,792,740

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa1	1,125,000	1,242,191
NATL, 5.6s, 11/1/16	AA–	700,000	762,314
Ser. A, NATL, 5.6s, 11/1/16	AA–	500,000	544,510

St. Joseph Cnty., Econ. Dev. Rev. Bonds
(Holy Cross Village Notre Dame), Ser. A,
5 3/4s, 5/15/15	B+/P	455,000	461,602

Valparaiso, Exempt Facs. Rev. Bonds (Pratt Paper,
LLC), 6 3/4s, 1/1/34	B+/P	1,125,000	1,205,640

			10,333,384
Iowa (2.1%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds (Care
Initiatives), Ser. A
5 1/4s, 7/1/17	BB+	1,040,000	1,085,126
5s, 7/1/19	BB+	2,750,000	2,838,275

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev. Care
Initiatives), Ser. A, 5 1/2s, 7/1/25	BB+	950,000	966,122

24	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Iowa cont.
IA State Fin. Auth. Midwestern
Disaster Rev. Bonds
(IA Fertilizer Co., LLC), 5 1/2s, 12/1/22	BB–	$1,000,000	$1,020,170
(IA Fertilizer Co.), 5 1/4s, 12/1/25	BB–	1,000,000	1,011,210

Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB/P	1,180,000	1,198,491

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	1,250,000	1,079,975

			9,199,369
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds (LakeView
Village), 7 1/8s, 5/15/29	BB/P	500,000	562,285

			562,285
Kentucky (1.8%)
KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	230,000	231,536
(Masonic Home Indpt. Living II),
7 1/4s, 5/15/41	BB–/P	500,000	539,255
(Masonic Home Indpt. Living II), 7s, 5/15/30	BB–/P	500,000	543,220

KY Pub. Trans. Infrastructure Auth. Rev. Bonds
(1st Tier Downtown Crossing), Ser. A, 6s, 7/1/53	Baa3	1,100,000	1,205,325

KY State Econ. Dev. Fin. Auth. Hlth. Care Rev.
Bonds (Masonic Homes of KY), 5 3/8s, 11/15/42	BB–/P	900,000	862,658

Louisville & Jefferson Cnty., Metro. Govt. Hlth.
Syst. Rev. Bonds (Norton Healthcare Oblig.
Group), 5 1/2s, 10/1/33	A–	3,000,000	3,273,540

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	500,000	527,480

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds
(American Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	A–	700,000	760,592

			7,943,606
Louisiana (1.0%)
LA State Local Govt. Env. Facs. & Cmnty. Dev.
Auth. Rev. Bonds (Westlake Chemical Corp.),
6 3/4s, 11/1/32	BBB	2,200,000	2,437,468

Pub. Facs. Auth. Dock & Wharf Rev. Bonds
(Impala Warehousing, LLC), 6 1/2s, 7/1/36	B+/P	1,000,000	1,039,370

Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa1	750,000	750,750

			4,227,588
Maine (0.5%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7 1/2s, 7/1/32	Ba1	1,000,000	1,155,900
(MaineGeneral Health Oblig. Group),
6.95s, 7/1/41	Ba1	1,000,000	1,095,240

			2,251,140
Maryland (1.4%)
Baltimore Cnty., Rev. Bonds (Oak Crest Village,
Inc. Fac.), Ser. A, 5s, 1/1/37	BBB+	2,000,000	2,015,680

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A2	550,000	645,981

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	1,012,440

Managed Municipal Income Trust	25

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Maryland cont.
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35 (Prerefunded 5/1/15)	BB/P	$400,000	$422,784

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	600,120
5 7/8s, 5/1/21	BB/P	1,600,000	1,601,072

			6,298,077
Massachusetts (6.8%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B,
5 1/2s, 1/1/23	AA	685,000	742,492

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	807,659
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	850,850	694,089
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	532,400	455,064
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	275,400	252,335
(Boston U.), 6s, 5/15/59	A1	500,000	589,785
(Loomis Cmntys.), Ser. A, 6s, 1/1/33	BBB–	200,000	206,380
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	88,265	64,237
(New England Conservatory of Music),
5 1/4s, 7/1/38	Baa1	805,000	826,985
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,813,254
(Emerson College), Ser. A, 5s, 1/1/40	Baa1	1,000,000	1,022,660
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB/P	550,000	561,457
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	439,022	2,972

MA State Dev. Fin. Agcy. 144A Rev. Bonds (Groves
in Lincoln, Inc. (The)), Ser. B1, 7 1/4s, 6/1/16 F	CCC/P	1,329,720	83,772

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	1,085,048

MA State Dev. Fin. Agcy. Solid Waste Disp. FRB
(Dominion Energy Brayton), Ser. 1, 5 3/4s,
12/1/42 (Prerefunded 5/1/19)	BBB+	1,050,000	1,277,262

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Escrowed
to maturity)	BB/P	600,000	606,342
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	B+	2,550,000	2,551,250
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,000,000	1,158,270
(Quincy Med. Ctr.), Ser. A, 6 1/4s, 1/15/28
(In default) †	D/P	330,776	33
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	950,000	999,438
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,636,875
(Springfield College), 5 5/8s, 10/15/40	Baa1	450,000	472,640
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,155,814
(Springfield College), 5 1/2s, 10/15/26	Baa1	1,500,000	1,645,170
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	250,223

26	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Emerson Hosp.), Ser. E, Radian Insd.,
5s, 8/15/25	BB/P	$1,500,000	$1,462,035
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,284,634

MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16	BBB	885,000	888,744

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	750,000	796,260

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	1,500,000	1,658,820
5s, 7/1/41	A1	1,500,000	1,599,195

			29,651,194
Michigan (5.1%)
Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA	1,660,000	1,724,889

Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	210,000	210,111
Ser. A, 5 1/4s, 7/1/39	Ba1	750,000	619,335

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	BB–/P	280,000	280,014

Kentwood, Economic Dev. Rev. Bonds (Holland
Home), 5 5/8s, 11/15/32	BB+/F	2,195,000	2,251,214

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,000,000	2,183,700
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A2	1,600,000	1,737,616
(Henry Ford Hlth. Syst.), Ser. A,
5 1/4s, 11/15/46	A2	2,565,000	2,577,594
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	755,000	791,149

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	A1	1,250,000	1,387,062

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,350,000	1,645,272

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/48	B–	4,000,000	3,232,040

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	Baa2	1,480,000	1,549,205

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,227,540

			22,416,741
Minnesota (2.9%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	3,201,420

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	700,468

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes North Oaks), 6 1/8s, 10/1/39	BB/P	315,000	326,652

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB	750,000	776,895

Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted
Med. Ctr.), 5 7/8s, 7/1/30	A–/F	1,000,000	1,125,140

Managed Municipal Income Trust	27

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds
(Country Manor Campus, LLC)
5 1/4s, 9/1/30	B–/P	$500,000	$506,010
5 1/4s, 9/1/27	B–/P	750,000	771,323

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home), 7 1/2s, 1/1/39
(Prerefunded 1/1/16)	AAA/P	500,000	558,605

St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds (Nova Classical Academy), Ser. A
6 5/8s, 9/1/42	BBB–	250,000	268,608
6 3/8s, 9/1/31	BBB–	250,000	268,463

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,350,000	1,379,160

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	A–/P	1,125,000	1,094,006

Wayzata, Sr. Hsg. Rev. Bonds (Folkestone Sr.
Living Cmnty.), Ser. B, 4 7/8s, 5/1/19	BB+/P	1,500,000	1,500,000

			12,476,750
Mississippi (0.4%)
Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,772,608

			1,772,608
Missouri (0.6%)
Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	B/P	1,500,000	1,513,185

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis
Intl.), Ser. A-1, 6 5/8s, 7/1/34	A3	1,000,000	1,167,230

			2,680,415
Montana (0.1%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	508,170

			508,170
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	A–	1,500,000	1,702,845

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Immanuel Oblig. Group), 5 1/2s, 1/1/30	AA–/F	1,000,000	1,077,290

			2,780,135
Nevada (1.6%)
Clark Cnty., Arpt. Rev. Bonds, Ser. A-2, 5s, 7/1/33	A1	1,050,000	1,143,282

Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/21	BBB–	640,000	668,787
(Summerlin No. 151), 5s, 8/1/20	BB–/P	410,000	385,187
(Summerlin No. 151), 5s, 8/1/16	BB–/P	960,000	954,317

Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	360,000	368,010
(No. T-18), 5s, 9/1/16	CCC/P	715,000	699,349

Las Vegas, Special Assmt. Bonds (Dist. No. 607
Local Impt.), 5s, 6/1/23	BB/P	445,000	459,400

Reno, Sales Tax VRDN (Reno Trans. Rail Access
Corridor (ReTRAC)), 0.09s, 6/1/42	VMIG1	2,500,000	2,500,000

			7,178,332

28	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

New Hampshire (1.7%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6 7/8s, 7/1/41	BB+/P	$2,000,000	$2,175,460
(Rivermead), Ser. A, 6 5/8s, 7/1/31	BB+/P	1,320,000	1,420,478
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,898,250

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,840,556

			7,334,744
New Jersey (10.0%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	3,200,000	2,995,488

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	2,388,083
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Ba1	2,000,000	2,102,040
(United Methodist Homes), Ser. A,
5 3/4s, 7/1/29	BBB–/F	2,250,000	2,250,203
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,508,450

NJ State Econ. Dev. Auth. Rev. Bonds
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Baa3	2,400,000	2,444,640
(United Methodist Homes), Ser. A-1, 6 1/4s,
7/1/33 (Prerefunded 7/1/14)	AAA/P	1,000,000	1,029,400
(Ashland School, Inc.), 6s, 10/1/33	BBB	1,000,000	1,056,570
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	429,695
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	1,000,000	1,006,270
(NYNJ Link Borrower, LLC), 5 3/8s, 1/1/43	BBB–	1,000,000	1,055,020
(MSU Student Hsg. — Provident Group —
Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	2,184,040
(Continental Airlines, Inc.), 5 1/4s, 9/15/29	B2	3,000,000	3,049,380
5s, 6/15/26	Baa1	500,000	540,800

NJ State Econ. Dev. auth. Fac. Rev. Bonds
(Continental Airlines, Inc.), 5 5/8s, 11/15/30	B2	1,500,000	1,549,665

NJ State Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	860,705

NJ State Econ. Dev. Auth. Solid Waste Fac.
Mandatory Put Bonds (6/1/14) (Disp. Waste
Mgt.), Ser. A, 5.3s, 6/1/15	A–	1,750,000	1,756,090

NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A1	2,600,000	2,811,535
Ser. D, 4 7/8s, 11/1/29	A1	700,000	743,743

North Hudson, Swr. Auth. Rev. Bonds,
Ser. A, 5s, 6/1/42	A–	1,000,000	1,052,860

Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. 1A, 5s, 6/1/41	B2	5,000,000	3,959,800
Ser. 1A, 4 3/4s, 6/1/34	B2	2,210,000	1,738,032
zero %, 6/1/41	A–	10,000,000	2,424,200

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	1,450,000	1,547,832

			43,484,541

Managed Municipal Income Trust	29

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

New Mexico (1.6%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa2	$500,000	$535,445
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa2	4,500,000	4,529,474
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	A3	2,000,000	2,120,360

			7,185,279
New York (9.2%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	616,758

Livingston Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	850,000	850,510

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,782,493

NY City, G.O. Bonds, Ser. F, 5s, 8/1/31	Aa2	1,500,000	1,656,660

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B+/P	2,915,000	3,077,511
(British Airways PLC), 5 1/4s, 12/1/32	BB	3,425,000	3,341,944
(Jetblue Airways Corp.), 5s, 5/15/20	B	235,000	235,014

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
5s, 6/15/31 T	AA+	10,000,000	11,147,082

NY State Dorm Auth. Rev. Bonds, Ser. A,
5s, 3/15/38	AAA	1,500,000	1,646,115

NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	735,578

NY State Dorm. Auth. Rev. Bonds, Ser. C,
5s, 3/15/31T	AAA	5,000,000	5,553,890

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A2	3,800,000	3,811,628

Onondaga Civic Dev. Corp. Rev. Bonds (St.
Joseph’s Hosp. Hlth. Ctr.), 5 1/8s, 7/1/31	Ba2	1,620,000	1,618,056

Port Auth. NY & NJ Special Oblig. Rev. Bonds (JFK
Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	1,104,820

Port Auth. of NY & NJ Rev. Bonds (Kennedy Intl.
Arpt. — 5th Installment), 6 3/4s, 10/1/19	BB+/P	180,000	179,422

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	1,250,000	1,250,100

Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. —
Jewish Home), Ser. A, 7 3/8s, 3/1/21	B/P	615,000	614,957

			40,222,538
North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	750,000	892,508

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,996,120
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,122,277

30	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

North Carolina cont.
NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	$500,000	$511,290
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,732,767
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	702,142
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	1,000,000	1,032,100

NC State Hsg. Fin. Agcy. FRB (Homeownership),
Ser. 26-A, 5 1/2s, 1/1/38	Aa2	150,000	150,324

			8,139,528
Ohio (5.5%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie Street Energy Campus), Ser. A,
5 1/4s, 2/15/33	AA	5,000,000	5,398,750

Buckeye, Tobacco Settlement Fin.
Auth. Rev. Bonds
Ser. A-3, 6 1/4s, 6/1/37	B3	850,000	729,232
Ser. A-2, 6s, 6/1/42	B3	2,500,000	2,050,675
Ser. A-2, 5 7/8s, 6/1/30	B3	1,315,000	1,095,776
Ser. A-2, 5 3/4s, 6/1/34	B3	1,675,000	1,377,704

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB–	2,750,000	2,908,482

Hickory Chase Cmnty. Auth. Rev. Bonds
(Infrastructure Impt.), 7s, 12/1/38 F	CCC/P	644,000	77,216

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 5 5/8s, 8/15/29	A3	1,530,000	1,646,066

Lorain Cnty., Port Auth. Recovery Zone Fac. Rev.
Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	BB–	1,000,000	1,040,180

OH State Air Quality Dev. Auth. Rev. Bonds (Valley
Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,300,000	1,447,797

OH State Higher Edl. Fac. Comm. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s,
1/15/39 (Prerefunded 1/15/15)	A	2,000,000	2,091,140
(Kenyon College), 5s, 7/1/44	A1	800,000	835,240

OH State Wtr. Dev. Auth. Poll. Control Mandatory
Put Bonds (6/3/19) (FirstEnergy Nuclear
Generation, LLC), 4s, 12/1/33	Baa3	1,550,000	1,620,990

Southeastern OH Port Auth. Hosp. Fac. Rev.
Bonds, 5 3/4s, 12/1/32	BB/P	900,000	891,855

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa2	500,000	607,305

			23,818,408
Oklahoma (1.1%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 5.35s, 3/1/35	Aaa	685,000	692,350

OK Hsg. Fin. Agcy. Single Family Mtge. Rev. Bonds
(Homeownership Loan), Ser. C, GNMA Coll.,
FNMA Coll., 5.95s, 3/1/37	Aaa	620,000	627,837

Managed Municipal Income Trust	31

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Oklahoma cont.
Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	$1,250,000	$1,358,412
6 7/8s, 11/1/23	BB–/P	500,000	509,125

Tulsa, Muni. Arpt. Trust Rev. Bonds (American
Airlines, Inc.)
6 1/4s, 6/1/20	B+/P	500,000	502,420
Ser. B, 5 1/2s, 12/1/35	B+/P	1,250,000	1,264,175

			4,954,319
Oregon (0.3%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza, Inc.), 5s, 12/1/29	BBB/F	350,000	367,143

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal),
Ser. B, 6 3/8s, 11/1/33	A3	700,000	775,026

			1,142,169
Pennsylvania (6.3%)
Allegheny Cnty., Higher Ed. Bldg. Auth.
Rev. Bonds (Robert Morris U.), Ser. A,
5 1/2s, 10/15/30	Baa3	1,000,000	1,065,730

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds (U.S.
Steel Corp.), 6 3/4s, 11/1/24	BB–	2,000,000	2,153,280

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/42	Baa2	800,000	794,040
5s, 5/1/35	Baa2	500,000	498,710
5s, 5/1/32	Baa2	200,000	201,046

Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds (West Chester U. Student Hsg., LLC),
Ser. A, 5s, 8/1/45	Baa3	600,000	572,616

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Brethren
Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	651,969

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	1,800,000	1,802,790

Lycoming Cnty., Auth. Rev. Bonds, 5s, 5/1/26	A	2,000,000	2,169,760

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	3,000,000	3,128,580

Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds
(Whitemarsh Cont. Care), 6 1/4s, 2/1/35	B–/P	1,100,000	1,111,506
(Whitemarsh Continuing Care Retirement
Cmnty, Inc.), 6 1/8s, 2/1/28	B–/P	700,000	709,702

Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (8/15/16) (Saint Luke’s Hosp.), Ser. C,
4 1/2s, 8/15/32	A3	1,500,000	1,566,644

Northampton Cnty., Indl. Dev. Auth. Tax Alloc.
Bonds (Rte. 33), 7s, 7/1/32	B/P	800,000	836,160

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	1,650,000	1,709,813

32	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	$500,000	$551,585
(Edinboro U. Foundation), 5.8s, 7/1/30	Baa3	1,000,000	1,023,780
(Gwynedd Mercy College), Ser. KK1,
5 3/8s, 5/1/42	BBB	785,000	799,530
(Indiana U.), Ser. A, 5s, 7/1/41	BBB+	500,000	500,300

PA State Tpk. Comm. Rev. Bonds, Ser. A,
5s, 12/1/38	A1	500,000	540,955

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	600,000	633,078

Philadelphia, Gas Wks. Rev. Bonds,
Ser. 9, 5s, 8/1/30	BBB+	1,000,000	1,095,690

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/13
(In default) *** †	D/P	2,583,821	258

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/26	A1	1,000,000	1,129,000

Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	1,325,000	1,439,348

Wilkes-Barre, Fin. Auth. Rev. Bonds (Wilkes
U.), 5s, 3/1/22	BBB	560,000	585,738

			27,271,608
Puerto Rico (0.6%)
Cmnwlth. of PR, G.O. Bonds
Ser. A, FGIC, 5 1/2s, 7/1/21	BB+	1,000,000	799,540
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	AA–	1,000,000	1,021,360

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A+	3,000,000	826,290

			2,647,190
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. A, 6 1/8s, 6/1/32	BBB	1,490,000	1,490,358

			1,490,358
South Carolina (1.0%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	1,135,000	1,135,250

SC State Pub. Svc. Auth. Rev. Bonds (Santee
Cooper), Ser. A, 5 3/4s, 12/1/43	AA–	3,000,000	3,414,030

			4,549,280
Tennessee (0.4%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (Mountain States Hlth.
Alliance), 6s, 7/1/38	Baa1	1,450,000	1,591,839

			1,591,839
Texas (13.1%)
Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,200,000	2,368,322

Central TX Regl. Mobility Auth. Rev. Bonds (Sr.
Lien), Ser. A, 5s, 1/1/33	Baa2	525,000	548,982

Clifton, Higher Ed. Fin. Corp. Rev. Bonds (Idea
Pub. Schools), 6s, 8/15/33	BBB	500,000	547,200

Managed Municipal Income Trust	33

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Harris Cnty., Cultural Ed. Fac. Fin. Corp.
Rev. Bonds (YMCA of Greater Houston),
Ser. A, 5s, 6/1/33	Baa3	$1,000,000	$1,027,120

Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN
(The Methodist Hosp.), Ser. C-1, 0.08s, 12/1/24	A–1+	4,720,000	4,720,000

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B2	500,000	501,390
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B2	2,500,000	2,506,300
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B2	6,185,000	6,187,227
Ser. A, 5s, 7/1/24	A	1,500,000	1,686,705

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds (Kipp,
Inc.), Ser. A
6 3/8s, 8/15/44	BBB	1,100,000	1,196,382
6 1/4s, 8/15/39	BBB	1,975,000	2,141,394

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	3,500,000	3,652,285

Matagorda Cnty., Poll. Control Rev. Bonds
(Central Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa1	1,000,000	1,121,940
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa1	1,250,000	1,286,250

Newark, Cultural Ed. Facs. Fin. Corp. Rev. Bonds
(AW Brown-Fellowship Leadership Academy),
Ser. A, 6s, 8/15/42	BBB–	670,000	681,678

North Texas Edl. Fin. Co. Rev. Bonds (Uplift Edl.),
Ser. A, 5 1/4s, 12/1/47	BBB–	2,000,000	2,030,140

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,125,240
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,904,613

Red River, Hlth. Retirement Facs. Dev.
Corp. Rev. Bonds
(Happy Harbor Methodist Home, Inc.), Ser. A,
7 3/4s, 11/15/44	B–/P	420,000	426,619
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. C, 6 1/4s, 5/9/53	B/P	39,000	31,554
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. B, 6.15s, 11/15/49	B/P	749,000	606,001
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 6.05s, 11/15/46	B/P	441,000	356,791
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. D, 6.05s, 11/15/46	B/P	76,000	61,488
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 5.45s, 11/15/38	B/P	1,124,000	852,206
(Sears Methodist Retirement Syst. Oblig.
Group), Ser. A, 5.15s, 11/15/27	B/P	593,000	508,741

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
5s, 10/1/21	BBB+	500,000	582,180

34	Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	$2,825,000	$2,370,062
(Buckner Retirement Svcs., Inc.),
5 1/4s, 11/15/37	A–	1,900,000	1,916,986
(Air Force Village), 5 1/8s, 5/15/27	BBB–/F	2,850,000	2,871,774

Travis Cnty., Cultural Ed. Facs. Fin. Corp. Rev.
Bonds (Wayside Schools), Ser. A, 5 1/4s, 8/15/42	BB+	1,000,000	904,670

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	2,000,000	2,277,480

TX Private Activity Surface Trans.
Corp. Rev. Bonds
(NTE Mobility), 7 1/2s, 12/31/31	Baa2	2,000,000	2,384,500
(LBJ Infrastructure), 7s, 6/30/40	Baa3	2,500,000	2,905,300

TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA Coll., FNMA Coll., FHLMC
Coll., 6.9s, 7/2/24	AA+	350,000	356,836

TX State Muni. Gas Acquisition & Supply Corp. III
Rev. Bonds, 5s, 12/15/28	A3	1,500,000	1,574,835

TX State Trans. Comm. Tpk. Syst. Mandatory
Put Bonds (2/15/15) (1st Tier), Ser. B,
1 1/4s, 8/15/42	A–	1,000,000	1,004,330

			57,225,521
Utah (0.9%)
Murray City, Hosp. VRDN (IHC Hlth. Svcs., Inc.),
Ser. B, 0.08s, 5/15/37	VMIG1	4,000,000	4,000,000

			4,000,000
Virginia (2.0%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds (Westminster-
Canterbury), 5s, 1/1/24	BB–/P	600,000	605,004

Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 10/1/22	BBB	1,000,000	1,021,120
(United Methodist Homes), 5s, 6/1/22	BB+/P	625,000	648,506

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,244,225
4 7/8s, 7/1/21	BB/P	1,000,000	1,037,060

VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO,
LLC), 6s, 1/1/37	BBB–	900,000	979,074
(Express Lanes, LLC), 5s, 7/1/34	BBB–	1,150,000	1,160,845

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	1,700,000	1,960,423

			8,656,257
Washington (3.0%)
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds
(Delta Airlines, Inc.), 5s, 4/1/30	B+	300,000	291,648

Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No.
001), 5 3/4s, 12/1/35	Baa2	2,500,000	2,654,100

Managed Municipal Income Trust	35

MUNICIPAL BONDS AND NOTES (128.4%)* cont.	Rating**	Principal amount	Value

Washington cont.
Tobacco Settlement Auth. of WA Rev. Bonds,
5 1/4s, 6/1/32	A–	$1,275,000	$1,344,169

WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,756,388

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	415,336

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,000,000	1,127,530
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa3	1,300,000	1,354,444

			12,943,615
West Virginia (0.6%)
WV State Econ. Dev. Auth. Poll Control Rev.
Bonds (Appalachian Pwr. Co. — Amos), Ser. C,
3 1/4s, 5/1/19	Baa1	1,950,000	2,003,196

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B+/P	735,000	743,614

			2,746,810
Wisconsin (0.8%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	350,000	375,137

WI State Hlth. & Edl. Facs. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB+/P	1,350,000	1,531,008
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,393,625

			3,299,770

Total municipal bonds and notes (cost $531,079,428)			$560,192,216

PREFERRED STOCKS (0.9%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-5,
$5.00 cum. pfd.		3,800,000	$3,800,836

Total preferred stocks (cost $3,800,000)			$3,800,836

COMMON STOCKS (0.0%)*		Shares	Value

Tembec, Inc. (Canada) †		1,750	$3,864

Total common stocks (cost $1,273,945)			$3,864

TOTAL INVESTMENTS

Total investments (cost $536,153,373)			$563,996,916

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $436,286,604.

36	Managed Municipal Income Trust

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes.

*** Security is in default of principal and interest.

† Non-income-producing security.

## Forward commitment, in part or in entirety (Note 1).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $16,678,485 to cover tender option bonds.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	41.4%
Utilities	19.9
Transportation	16.2
Education	12.5

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$3,864	$—	$—

Total common stocks	3,864	—	—

Municipal bonds and notes	—	560,031,228	160,988

Preferred stocks	—	3,800,836	—

Totals by level	$3,864	$563,832,064	$160,988

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	37

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $536,153,373)	$563,996,916

Cash	3,384,557

Interest and other receivables	9,213,692

Receivable for investments sold	662,863

Prepaid assets	46,069

Total assets	577,304,097

LIABILITIES

Payable for purchases of delayed delivery securities (Note 1)	571,225

Payable for compensation of Manager (Note 2)	737,437

Payable for custodian fees (Note 2)	3,906

Payable for investor servicing fees (Note 2)	18,081

Payable for Trustee compensation and expenses (Note 2)	188,604

Payable for administrative services (Note 2)	1,360

Payable for floating rate notes issued (Note 1)	13,528,434

Distributions payable to shareholders	2,218,914

Distributions payable to preferred shareholders (Note 1)	1,670

Preferred share remarketing agent fees	41,167

Other accrued expenses	206,695

Total liabilities	17,517,493

Series A remarketed preferred shares: (245 shares authorized and issued at $100,000 per
share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares authorized and issued at $50,000 per
share) (Note 4)	99,000,000

Net assets	$436,286,604

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$454,913,437

Distributions in excess of net investment income (Note 1)	(1,847,076)

Accumulated net realized loss on investments (Note 1)	(44,623,300)

Net unrealized appreciation of investments	27,843,543

Total — Representing net assets applicable to common shares outstanding	$436,286,604

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($436,286,604 divided by 57,034,740 shares)	$7.65

The accompanying notes are an integral part of these financial statements.

38	Managed Municipal Income Trust

Statement of operations Six months ended 4/30/14 (Unaudited)

INTEREST INCOME	$14,805,138

EXPENSES

Compensation of Manager (Note 2)	$1,471,093

Investor servicing fees (Note 2)	106,095

Custodian fees (Note 2)	5,609

Trustee compensation and expenses (Note 2)	15,282

Administrative services (Note 2)	6,363

Interest and fees expense (Note 1)	39,701

Preferred share remarketing agent fees	93,142

Other	282,029

Total expenses	2,019,314

Expense reduction (Note 2)	(115)

Net expenses	2,019,199

Net investment income	12,785,939

Net realized loss on investments (Notes 1 and 3)	(1,018,353)

Net unrealized appreciation of investments during the period	19,091,556

Net gain on investments	18,073,203

Net increase in net assets resulting from operations	$30,859,142

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(2,448)

From tax exempt net investment income	(61,620)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$30,795,074

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$12,785,939	$26,861,443

Net realized loss on investments	(1,018,353)	(4,489,387)

Net unrealized appreciation (depreciation) of investments	19,091,556	(39,393,566)

Net increase (decrease) in net assets resulting
from operations	30,859,142	(17,021,510)

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(2,448)	(126)

From tax exempt net investment income	(61,620)	(164,292)

Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	30,795,074	(17,185,928)

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(389,402)	(19,163)

From tax exempt net investment income	(12,935,564)	(26,880,875)

Increase from issuance of common shares in connection
with reinvestment of distributions	—	530,516

Decrease from shares repurchased (Note 5)	(2,490,073)	(1,866,311)

Total increase (decrease) in net assets	14,980,035	(45,421,761)

NET ASSETS

Beginning of period	421,306,569	466,728,330

End of period (including distributions in excess
of net investment income of $1,847,076 and $1,243,981,
respectively)	$436,286,604	$421,306,569

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	57,412,202	57,627,845

Shares issued in connection with dividend reinvestment plan	—	65,258

Shares repurchased (Note 5)	(377,462)	(280,901)

Common shares outstanding at end of period	57,034,740	57,412,202

Remarketed preferred shares outstanding at beginning
and end of period	2,225	2,225

* Unaudited

The accompanying notes are an integral part of these financial statements.

40	Managed Municipal Income Trust

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	4/30/14	10/31/13	10/31/12	10/31/11	10/31/10	10/31/09

Net asset value, beginning of period
(common shares)	$7.34	$8.10	$7.37	$7.62	$7.17	$6.23
Investment operations:

Net investment income[a]	.22	.47	.48	.51	.52	.50

Net realized and unrealized
gain (loss) on investments	.32	(.76)	.72	(.23)	.46	.92

Total from investment operations	.54	(.29)	1.20	.28	.98	1.42
Distributions to preferred shareholders:

From net investment income	— [e]	— [e]	— [e]	— [e]	(.01)	(.02)

Total from investment operations
(applicable to common shareholders)	.54	(.29)	1.20	.28	.97	1.40
Distributions to common shareholders:

From net investment income	(.23)	(.47)	(.47)	(.53)	(.52)	(.46)

Total distributions	(.23)	(.47)	(.47)	(.53)	(.52)	(.46)

Increase from shares repurchased	— [e]	— [e]	—	—	—	—

Net asset value, end of period
(common shares)	$7.65	$7.34	$8.10	$7.37	$7.62	$7.17

Market price, end of period
(common shares)	$7.14	$6.70	$8.37	$7.50	$7.73	$6.59

Total return at market price (%)
(common shares)[b]	10.20*	(14.78)	18.52	4.47	25.94	24.96

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$436,287	$421,307	$466,728	$423,921	$437,394	$410,733

Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	.48*	.90	.89	1.03	.94	1.03

Ratio of net investment income
to average net assets (%)[c]	3.00*	5.91	6.12	7.04	7.03	7.66

Portfolio turnover (%)	7*	15	15	17	17	25

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.02%, 0.02%, 0.01%, 0.02% and 0.05% of the average net assets for the periods ended April 30, 2014, October 31, 2013, October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust	41

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse

42	Managed Municipal Income Trust

floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $30,206,920 were held by the TOB trust and served as collateral for $13,528,434 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $3,970 for these investments based on an average interest rate of 0.06%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 30, 2013, the fund had a capital loss carryover of $43,667,395 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$2,065,646	$5,635,903	$7,701,549	*

3,275,525	N/A	3,275,525	October 31, 2014

954,441	N/A	954,441	October 31, 2015

11,265,981	N/A	11,265,981	October 31, 2016

12,490,924	N/A	12,490,924	October 31, 2017

3,146,619	N/A	3,146,619	October 31, 2018

4,832,356	N/A	4,832,356	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $536,142,176, resulting in gross unrealized appreciation and depreciation of $38,257,615 and $10,402,875, respectively, or net unrealized appreciation of $27,854,740.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares Series A on April 30, 2014 was 0.099%. Each dividend period for the remarketed preferred shares Series C is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares Series C on April 30, 2014 was 0.077%. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,”

Managed Municipal Income Trust	43

pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.650%	of the first $500 million of average	0.425%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.550%	of the next $500 million of average	0.405%	of the next $5 billion of average weekly
	weekly net assets,		net assets,

0.500%	of the next $500 million of average	0.390%	of the next $5 billion of average weekly
	weekly net assets,		net assets, and

0.450%	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
	net assets,

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $115 under the expense offset arrangements.

44	Managed Municipal Income Trust

Each independent Trustee of the fund receives an annual Trustee fee, of which $261, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,412,140 and $37,888,868, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred Shares

The Series A (245) and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share, and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2013, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2014 (based on shares outstanding as of October 7, 2013). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 337,462 common shares for an aggregate purchase price of $2,490,073, which reflects a weighted-average discount from net asset value per share of 9.55%.

At the close of the reporting period, Putnam Investments, LLC owned approximately 835 shares of the fund (0.00001% of the fund’s shares outstanding), valued at $6,388 based on net asset value.

Managed Municipal Income Trust	45

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

46	Managed Municipal Income Trust

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions

29,731,555	1,310,388	963,323

April 25, 2014 meeting

At the meeting, a proposal to fix the number of Trustees at 14 was approved as follows:

Votes for	Votes against	Abstentions

47,771,905	1,808,042	867,678

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	48,286,459	2,161,172

Ravi Akhoury	48,242,831	2,204,800

Barbara M. Baumann	48,436,871	2,010,760

Jameson A. Baxter	48,398,108	2,049,523

Charles B. Curtis	48,422,411	2,025,220

Robert J. Darretta	48,472,179	1,975,452

Katinka Domotorffy	48,393,964	2,053,667

Paul L. Joskow	48,497,721	1,949,910

Kenneth R. Leibler	48,522,237	1,925,394

George Putnam, III	48,447,289	2,000,341

Robert L. Reynolds	48,481,832	1,965,799

W. Thomas Stephens	48,455,458	1,992,173

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent fund Trustees John A. Hill and Robert E. Patterson remain in office and continue to serve as Trustees.

The proposals to authorize the Trustees to amend and restate the fund’s Agreement and Declaration of Trust were adjourned until June 24, 2014.

A proposal to authorize the Trustees to amend the fund’s Agreement and Declaration of Trust to eliminate certain mandatory shareholder votes on converting the fund to an open-end fund was adjourned until June 24, 2014.

All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust	47

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

48	Managed Municipal Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA700
287953 6/14

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 – November 30, 2013	160,670	$6.60	160,670	5,501,856
December 1 – December 31, 2013	216,792	$6.59	216,792	5,285,064
January 1 – January 31, 2014	—	—	—	5,285,064
February 1 – February 28, 2014	—	—	—	5,285,064
March 1 – March 31, 2014	—	—	—	5,285,064
April 1 – April 30, 2014	—	—	—	5,285,064

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2012, which was in effect between October 8, 2012 and October 7, 2013, allowed the fund to repurchase up to 5,761,515 of its shares. The program renewed by the Board in September 2013, which was in effect between October 8, 2013 and October 7, 2014, allowed the fund to repurchase up to 5,749,964 of its shares.
**	Information prior to October 7, 2013 is based on the total number of shares eligible for repurchase under the program, as amended through September 2012. Information from October 8, 2013 forward is based on the total number of shares eligible for repurchase under the program, as amended, through September 2013.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014